Osterweis Strategic Investment Fund

Supplement dated May 16, 2018 to the
 Summary Prospectus dated June 30, 2017, as supplemented

Effective May 16, 2018, John Sheehan will serve as a Portfolio Manager for the Osterweis Strategic Investment Fund.

Effective May 21, 2018, Daniel Oh will serve as a Portfolio Manager for the Osterweis Strategic Investment Fund.

Effective May 31, 2018, Scott Ulaszek will no longer serve as a Portfolio Manager for the Osterweis Strategic Investment Fund. All references to Mr. Ulaszek in the Summary Prospectus will then be removed.

The following disclosure is added under the heading "Portfolio Managers" on page 5:

Daniel Oh – Portfolio Manager of the Fund since 2018
John Sheehan – Portfolio Manager of the Fund since 2018

Please retain this Supplement with the Summary Prospectus.